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                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                            _________

                             FORM 8-K
                            _________


                          CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  September 6, 2005


                         _______________


                  BROADCAST INTERNATIONAL, INC.
      (Exact name of registrant as specified in its charter)

                         ________________



       UTAH                           0-13316                 87-0395567
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
incorporation or organization)                             Identification No.)

7050 UNION PARK AVENUE, SUITE 600
SALT LAKE CITY, UTAH                            84047
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number: (801) 562-2252

Former name or former address, if changed since last report: Not Applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                  BROADCAST INTERNATIONAL, INC.

                             FORM 8-K

ITEM 5.02(d) APPOINTMENT OF DIRECTORS
-------------------------------------

       On September 6, 2005, our Board of Directors met and unanimously voted to appoint Mr. Ronald W. White and Mr. James E. Solomon to the Board of Directors. Mr. White will also serve as the Chairman of the Board and Mr. Solomon will also serve as the Chairman of the Audit Committee. The new members of the Board of Directors do not have any understandings or relationships with third parties pursuant to which they were appointed to the Board nor have they have had any prior relationship or transactions with us.

       Mr. Ronald W. White has been, since 2002, a consultant and private investor. Mr. White is a veteran of the telecommunications industry having been a director of NMS Communications Corporation (NASDAQ:NMSS) since 1988, and of AirNet Communications Corporation NASDAQ:ANCC) since 2004. From 1997 until 2002, he was a partner at Argo Global Capital, a venture capital fund focused on wireless technology. From 1983 until 2002, Mr. White was a founder and general partner of the Advanced Technology Development Funds, a venture capital firm investing in information technology companies. While managing ATDF he invested in six wireless companies that went public, including Nextel Communications, Inc. (NASDAQ:NXTL). He holds a Bachelor of Engineering Science degree in electrical engineering from Brigham Young University and a Master in Business Administration degree from the Harvard Business School.

      Mr. Solomon, 55, has been, since 1995, a self employed business consultant primarily for emerging growth companies. Since January 2002, he has provided his consulting services through his privately held company, Corporate Development Services, Inc. From June, 1993, to the present he has been an adjunct professor at the Graduate School of Business at the University of Utah. Mr. Solomon serves on the Board of Directors of Nevada Chemicals, Inc., a publicly-held chemical manufacturer, as well as several privately held companies.

      We have issued a press release regarding the appointment of these gentlemen to our Board of Directors. A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibit 99 - Press Release dated September 9, 2005.


                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 9, 2005            BROADCAST INTERNATIONAL, INC.
                                    a Utah corporation



                                    By:    /s/ Rod Tiede
                                         ---------------------------------
                                    Name:  Rod Tiede
                                    Title: President and Chief Executive
                                           Officer




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